PANORAMA SERIES FUND, INC.
Oppenheimer International Growth Fund/VA

Supplement dated February 17, 2010 to the

Prospectus dated April 30, 2009

Effective April 30th, 2010, this supplement amends the prospectus of Oppenheimer International Growth Fund/VA (the "Fund"). The Board has authorized changes in the Fund's non-fundamental investment policies as reflected in the following changes to the Fund's Prospectus.

1.     In the Fund section "Investment Objective and Principal Investment Strategies", the sub-section titled, "What Is The Fund's Investment Objective?" will be deleted in its entirety and be replaced by the following:

"Investment Objective. The Fund seeks long-term capital appreciation."

2.     In the Fund section "Investment Objective and Principal Investment Strategies", the sub-section titled "The Fund's Main Investment Strategies" will be deleted in its entirety and be replaced by the following:

"Principal Investment Strategies. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers that are domiciled or that have their primary operations in at least three different countries outside of the United States and may invest 100% of its assets in foreign companies. The Fund mainly invests "growth companies," which are companies whose earnings and stock prices are expected to increase at a faster rate than the overall market.

The Fund. may invest up to 25% of its total assets in emerging markets. It considers an issuer to be located in an emerging market if it is domiciled or that hahas its primary operations in emerging markets (directly or indirectly). From time to time, the Fund may place greater emphasis on investing in one or more particular industries, countries, or regions, such as Asia, Europe or Latin America.

The Fund's portfolio manager looks primarily for high growth potential using a "bottom up" investment approach on a company-by-company basis. That approach looks at the investment performance of individual stocks before considering the impact of general or industry-specific economic trends. It includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry.

The portfolio manager currently focuses on the following factors: companies that enjoy a strong competitive position and high demand for their products or services; companies with accelerating earnings growth and cash flow; and diversity among countries, companies and industries to seek to reduce the risks of foreign investing, such as currency fluctuations and market volatility. The consideration of those factors may vary in particular cases and may change over time.

The portfolio manager also considers the effects of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, restructuring and aging. The portfolio manager does not invest any fixed amount of the Fund's assets according to these criteria, which may change over time. The portfolio manager monitors individual issuers for changes in these factors, which may trigger a decision to sell a security.

The Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest in both smaller, less-well-known companies and larger, more established companies that the portfolio manager believes have favorable prospects for capital growth relative to the market. The Fund may invest a substantial portion of its assets in stocks of small- to mid-sized companies. The price of those stocks may be more volatile than the price of stocks issued by larger companies.

The Fund primarily invests in common stock but may also buy preferred stocks, securities convertible into common stocks and other securities having equity features. The Fund typically does not invest in debt securities to a significant degree but can invest up to 20% of its total assets in debt securities when the portfolio manager believes that it is appropriate to do so in order to seek the Fund’s objective. The Fund can invest up to 15% of its total assets in debt securities that are below investment grade, commonly referred to as “junk bonds.”

The Fund can also use derivative instruments, such as options, futures, forwards and swaps, to seek higher investment returns or to try to manage investment risks.

February 17, 2010                                                                                                               PS0616.005